Supplement to the Current Prospectus

MFS(R) Technology Fund

Below the third paragraph in the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund," the following is inserted:

Effective September 1, 2008, the fund's Investment Advisory Agreement was amended such that the management fee set forth in that Agreement is 0.75% annually of the first $1 billion, and 0.70% annually in excess of $1 billion, of the fund's average daily net assets.

At the end of the last paragraph in the sub-section entitled "Distribution and Service Fees" under the main heading "Description of Share Classes," the following is inserted:

Effective March 1, 2009, the Class A distribution fee will be eliminated.


                The date of this supplement is December 1, 2008.